Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF
Schedule of Investments
July 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Communication Services - 4.6%
AppLovin Corp. - Class A (a)	463	$ 183,302
Electronic Arts, Inc.	1,488	312,272
Meta Platforms, Inc. - Class A	453	252,189
Netflix, Inc. (a)	2,655	190,390
		938,153

Consumer Discretionary - 4.3%
Airbnb, Inc. - Class A (a)	2,434	368,800
Booking Holdings, Inc.	1,424	274,689
MercadoLibre, Inc. (a)	123	230,988
		874,477

Consumer Staples - 2.3%
Monster Beverage Corp. (a)	4,797	462,335

Energy - 2.5%
Diamondback Energy, Inc.	2,568	521,176

Health Care - 11.4%
Amgen, Inc.	1,132	436,001
DexCom, Inc. (a)	4,976	415,247
Gilead Sciences, Inc.	2,554	332,556
IDEXX Laboratories, Inc. (a)	457	255,495
Intuitive Surgical, Inc. (a)	545	192,565
Regeneron Pharmaceuticals, Inc.	474	361,487
Vertex Pharmaceuticals, Inc. (a)	702	334,924
		2,328,275

Industrials - 5.2%
Automatic Data Processing, Inc.	1,110	295,770
Copart, Inc. (a)(b)	6,840	199,181
Paychex, Inc.	2,502	292,334
Verisk Analytics, Inc.	1,359	264,801
		1,052,086

Information Technology - 69.6% (c)
Adobe, Inc. (a)	866	216,855
Advanced Micro Devices, Inc. (a)	1,397	665,181
Analog Devices, Inc. (b)	1,755	644,805
Apple, Inc.	1,061	327,753
Applied Materials, Inc.	1,754	890,453
Autodesk, Inc. (a)	945	221,319
Broadcom, Inc.	845	328,942
Cadence Design System, Inc. (a)	840	285,617
Cisco Systems, Inc.	4,643	538,542
Crowdstrike Holdings, Inc. - Class A (a)	2,110	402,715
Datadog, Inc. - Class A (a)	1,693	453,673
Fortinet, Inc. (a)	3,321	537,836
Intuit, Inc.	480	151,714
KLA Corp.	3,131	572,409
Lam Research Corp.	2,537	743,392

Microsoft Corp.	558		259,314
Monolithic Power Systems, Inc.	400		570,412
NVIDIA Corp.	1,465		294,099
NXP Semiconductors NV	1,743		399,426
Palantir Technologies, Inc. - Class A (a)	1,468		180,652
Palo Alto Networks, Inc. (a)	1,317		437,020
QUALCOMM, Inc.	1,654		244,147
Roper Technologies, Inc.	652		255,564
Sandisk Corp. (a)	780		947,567
Seagate Technology Holdings PLC	1,273		1,089,853
Synopsys, Inc. (a)	660		256,582
Texas Instruments, Inc.	2,531		697,898
Western Digital Corp.	2,144		1,168,137
Workday, Inc. - Class A (a)	1,420		227,683
Zscaler, Inc. (a)	1,181		178,567
			14,188,127
TOTAL COMMON STOCKS (Cost $18,307,127)			20,364,629

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.1%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.79% (d)	825,313		825,313
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $825,313)			825,313

TOTAL INVESTMENTS - 104.0% (Cost $19,132,440)			21,189,942
Liabilities in Excess of Other Assets - (4.0)%		(0.03991)	(813,284)
TOTAL NET ASSETS - 100.0%			$ 20,376,658

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of July 31, 2026. The fair value of these securities was $801,694.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Pacer Nasdaq 100 Top 50 Cash Cows Growth Leaders ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 20,364,629	$ –	$ –	$ 20,364,629
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	825,313
Total Investments	$ 20,364,629	$ –	$ –	$ 21,189,942

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.